SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): September 14, 2007

Omega Commercial Finance Corporation

(Exact Name of Registrant as Specified in Its Charter)

Wyoming

(State or Other Jurisdiction of Incorporation)

0-8447	83-0219465
(Commission File Number)	(IRS Employer Identification No.)

200 South Biscayne Blvd, Suite 4450

Miami, Florida 33131

(Address of Principal Executive Offices)(Zip Code)

(305) 677-0306

 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s  management. When used in the filings the words “anticipate”, “believe” , “estimate” , “expect” , “future” , “intend” , “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 14, 2007, (the “Closing Date”), Omega Commercial Financing Corporation, a Wyoming corporation with its principal place of business located at 200 South Biscayne Boulevard, 44th Floor, Miami, Florida (“OCF CORP”), executed a Share Purchase Agreement and Share Exchange with Omega Capital Funding LLC, a Limited Liability Company with its principal place of business at 200 South Biscayne Boulevard, 44th Floor, Miami Florida (“OCFI”) and the shareholders of Omega Capital Funding, Inc. (“Shareholders”) (collectively OCFI and the OCFI shareholders shall be known as the “OCFI Group”).

The Agreement provides for the acquisition of OCFI whereby OCFI shall become a wholly owned subsidiary of OCF CORP and in connection therewith, the issuance of a total of 12,000,000 shares of OCF CORP to the Shareholders.

The boards of directors of OCFI and OCF CORP have determined, subject to the terms and conditions set forth in the Agreement, that the transaction contemplated is desireable and in the best interests of their stockholders, respectively. The agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

Item 2.01

ACQUISITION OR DISPOSITION OF ASSETS

As described in Item 1.01 above, on September 14, 2007, OCFI executed the Share Purchase Agreement and Share Exchange by and among the OCFI Group.

On September 14, 2007, the Share Purchase Agreement and Share Exchange transaction closed. Following the Closing Date, OCFI became a wholly owned subsidiary of OCF and the Shareholders of OCFI received a total of 12,000,000 shares of OCF CORP. For more detail on the Share Purchase Agreement and Share Exchange, please see Item 1.01.

The directors of OCF CORP and the OFCI approved the Share Purchase Agreement and Share Exchange and the transactions contemplated there under.

Prior to the Share Purchase Agreement and Share Exchange, OCFI entered into a Share Purchase Transaction on July 27, 2007, whereby Jon S. Cummings, IV purchased 50.01% of OCFI’s total issued and outstanding shares of common stock.

In this Report, references to “we,” “our,” “company”, “us,” is to the consolidated business of OCF CORP.

DESCRIPTION OF BUSINESS

Omega Commercial Finance Corporation

Omega Commercial Finance Corporation, originally DOL Resources, Inc. (the “Company” or “OCF CORP”) was incorporated in the State of Wyoming on November 6, 1973. Prior to the Closing, the Company was a “shell” with nominal assets. From November 6, 1973 until September 30, 2002 the Company bought, sold, and leased oil and gas properties. It also explored and developed properties, usually through joint ventures or farm outs. Effective October 1, 2002, the Company sold its oil and gas properties to Glauber Management Company. On October 2, 2002, the Company became a development stage company, whose activities were limited to the organization of the company. The company did not conduct any research, development or other business, and was not involved in any bankruptcy, receivership or similar proceedings. The company was also not involved with any material reclassification, merger, consolidation or purchase of assets. Prior to the Share Exchange Agreement, the company had not offered any products or services since September 30, 2002.

From 1999 to 2006, the Company reviewed opportunities without successfully consummating any new business. The Company ceased operations and became a public “shell” company.

In an effort to substantiate stockholder value, the Company then sought to identify, evaluate and investigate various companies with the intent that, if such investigation warranted, a reverse merger transaction be negotiated and completed whereby an acquiring company would continue its business as a publicly held entity. As a result of this search, the Company entered into the Share Exchange Agreement with OCFI on September 14, 2007 as described above in Item 2.01. From and after the September 14, 2007 Closing Date, OCFI became a wholly owned subsidiary of the Company.

Omega Capital Funding, Inc.

Omega Capital Funding, Inc. (“OCFI”) is a Florida corporation with its principal office location in Miami, Florida. OCFI is principally engaged in financing real estate markets in the United States and globally.

OUR OPERATION

Many times when a company decides to pursue new opportunities, they find that the barriers of entry are often high or unattainable. Typically, this is due to a lack of capital and the proper advisory services and solutions necessary for these companies to achieve their business potential. OCFI was organized as a private commercial real estate lending company primarily for the purpose of underwriting or investing in loans and/or structured financing programs backed or secured by real estate or other types of related or similar assets or equity interests.

The Company has authority to invest in a wide variety of securities, loans, and real estate related investments, domestic or foreign, of all kinds and descriptions, whether publicly traded or privately placed, including but not limited to common and preferred stocks, bonds and other debt securities, direct ownership interests in real estate, interests in real estate investment funds, loans of all kind (including luxury residential loans and other loans described herein), accounts receivable, notes, convertible securities, limited partnership interests, limited liability company interests, mutual fund shares, options, warrants, derivatives, currencies, monetary instruments and cash and cash equivalents. OCFI does not trade commodities or financial futures on behalf of the Company.

Regardless of the type of Loan, the company’s investment focus is on earning rates of return that exceed the commensurate level of risk associated with each Loan and structured financing program. Omega Capital Financing independently assesses the value, volatility, and adequacy of the collateral for each Loan to assure that all Loans made are appropriately collateralized. As part of Omega Capital Financing’s assurance procedures, the company assesses the ease or repossessing and disposing of collateral for each loan. The company ensures that underlying projects and properties have adequate insurance. Feasibility reports by third party firms are part of the credit assessment prior to the final approval for any investment.

Investment Objective and Strategy

Our core investment objective is to achieve advantageous and consistent rates of return by providing short and medium term loans (“Loans”) to borrowers primarily consisting of commercial real estate developers and speculators, business owners, landlords and owners of core and non-core assets described below (collectively, “Borrowers”) when traditional financing is unavailable to such Borrowers for acquisitions, refinancing, construction, development, rehabilitation and master planned subdivisions of various types and stages. OCFI invests in various alternative commercial real estate financings with an emphasis on Loans secured by commercial real estate and also seeks to invest in financing of non-core assets, including ground up developments and un-entitled land developments, as well as core assets, including office buildings, multi-family residences, shopping centers, and luxury residential estates. The Loans consist of senior debt loans, mezzanine or subordinated loans, preferred equity and other equity participation financing structures.

OCFI follows a “low risk/high yield” profile for its investments. OCFI’s leveraged assets are normally used to originate high yielding first lien senior debt mortgage loans and structured financing programs, as opposed to riskier, less secure mezzanine or equity positions. The Company maintains approximately 70% of its loan portfolio in first lien senior debt mortgage loans. In keeping with OCFI’s “low risk/high yield” profile, on leveraged assets, it lends to Borrowers who have either a strong tract record in the industry, or can pledge equivalent assets, or a combination of both.

Use of Loan Servicers

In carrying out OCFI’s investment strategy, OCFI may seek out and utilize third-party firms (“Servicers”) that specialize in Loan origination and servicing. OCFI performs due diligence on each Servicer in order to evaluate the firm’s experience and expertise in making loans that satisfy investment criteria. Upon completion and review of the due diligence process, those firms that meet the investment criteria will be eligible to enter into Loan origination and servicing agreements with OCFI.

Use Of Other Third Party Feasibility And Evaluation Providers

OCFI utilizes various third party organizations that provide in connection with the implementation of its investment program and important services such as evaluation and feasibility services, closing and escrow services and fund administration services.

Sale of Participations

In the discretion of management, OCFI may sell participation rights in the loans to other entities.

Acquisition of ASG Securities, Inc.

ASG Securities, Inc. (“ASG”) was incorporated in 2002 in the state Florida. On September 12, 2007, OCFI entered into a Stock Purchase Agreement, whereby OCFI will acquire 96% of the issued and outstanding Common Stock of ASG. No more than 24% of ASG common stock may be sold to OCFI until the Financial Industry Regulatory Authority (“FINRA”), which was formerly, until July 30th, 2007, the National Association of Securities Dealers, Inc. (formerly the “NASD”) shall have approved control. For that reason, there shall be an initial closing and a final closing.

OCFI agreed to purchase 96% of the issued and outstanding Common Stock for a purchase price of $100,000. OCFI delivered $100,000 at the time of the initial closing and the seller transferred 24% of the issued and outstanding common shares to OCFI. The remaining common shares, representing 72% of the issued and outstanding shares of ASG were placed in Escrow, to be released to OCFI upon approval of the change of control by FINRA. Until such approval is granted by FINRA, the seller shall retain control over ASG

Environmental Matters

None.

Principal Executive Offices

OCFI’s principal executive offices are located in Miami, Florida 33131 and our telephone number is (305) 677-0306.

WHERE YOU CAN FIND MORE INFORMATION

Because we are subject to the informational requirements of the Securities Exchange Act, we file reports, proxy statements and other information with the SEC. You may read and copy these reports and other information at the public reference room maintained by the SEC at its Public Reference Room, located at 100 F Street, N.E. Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800 SEC-0330. In addition, we are required to file electronic versions of those materials with the SEC through the SEC’s EDGAR system. The SEC also maintains a web site at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Out limited operating history may not serve as an adequate basis to judge our future prospects and results of operations.

We have a limited operating history, and have been in operation only since February of 2007. This limited operating history, and the unpredictability of the real estate market, makes it difficult for investors to evaluate our business and future operating results. An investor in our securities must consider the risks, uncertainties and difficulties frequently encountered by companies in the real estate market. The risks and difficulties we face include challenges in accurate financial planning as a result of limited historical data and the uncertainties resulting from having had a limited time period in which to implement and evaluate our business strategies as compared to older companies with longer operating histories.

Our business depends substantially on the continuing efforts of our executive officer

Management’s ability to successfully manage the company’s affairs currently depends on efforts of Jon S. Cummings IV. Management will be relying extensively on his experience, relationships and expertise. If he should die, become disabled or otherwise cease to participate in the Company’s business, then the Company’s ability to select attractive investments and manage its portfolio could be severely impaired. Although these individuals will devote such portion of his time and attention as he believes is necessary to conduct the business and affairs of the Company, he may not devote all of his time and may be involved in other business activities. There can be no assurance that either of these individuals will remain with the Company or other wise carry on his current duties with the Company.

Most of the Company’s investments are highly illiquid therefore the Company may not be able to realize such investments in a timely manner

Most of the Company’s investments are highly illiquid with no established market, and there can be no assurance that the Company will be able to realize on such investments in a timely manner. Distributions in kind of illiquid securities to officers and directors may be made. Although loans and other investments by the Company may generate current income, the return of capital and the realization of gains, if any, from an investment generally will occur only upon the partial or complete realization or disposition of such loan or investment.

Loans made by the Company may become uncollectible, large amounts of uncollectible debt may materially affect the performance of the Company

The loans made by the Company are relatively illiquid. Substantial risks are involved in making loans. Most, and possibly all, of the loans will not be guaranteed. Management will attempt to use information to help eliminate uncollectible debt resulting from bankruptcy and death, but no assurance can be made that it will be able to do so. If the Company’s debt portfolio contains a large portion of uncollectible debt it may materially affect the performance of the Company. In addition, if any Borrower defaults on a loan, the Company may be required to expend monies in connection with foreclosure proceedings and other remedial actions which could adversely affect the performance of the Company.

Certain loans made by the Company may be affected by economic, political, interest rate and other risks, any of which could result in an adverse change in the value of the asset that is used as collateral for the loan.

The Company intends to obtain credit lines as part of its investment strategy which may substantially increase the risk of loss.

Management has anticipated that certain loans will be originated or purchased using leverage available to the Company, thus increasing both net returns as well as risk. The Company is depending on procuring credit facilities to originate loans as part of its investment strategy. There is no guarantee that the Company will be able to procure credit facilities on favorable terms or at expected rates. Although the use of leverage may enhance returns and increase the number of investments that can be made, it may also substantially increase the risk of loss.

Our investment strategy is dependant upon Servicers to originate and administer loans, failure of the Servicers to originate loans in sufficient quantity and quality may cause the Company to fail to effectively implement its investment strategy

The Company is or may be largely dependant upon the Servicers to originate and administer loans in the Company’s portfolio. Should the Servicers fail to originate the loans in sufficient quantity and quality, the Company will be unable to effectively implement its investment strategy. Should and Servicer fail to properly administer and service loans, including monitoring Borrower’s compliance with the terms of the relevant loan documents, collecting and forwarding loan payments to the Company, and adequately pursuing and protecting the Company’s rights under the loan documents, any such failure could have a material adverse effect on the Company and its investment operations. In addition, should any Servicer default on its guaranty, if any, of a Borrower’s obligation to repay a loan, such default could have a material adverse effect on the Company and its investment operations.

In addition to the Servicers, the Company may retain Mortgage Brokers to introduce loans to the Company that satisfy the Company’s investment criteria, and pay commissions to such Mortgage Brokers based on the value of such loans. Some of these Mortgage Brokers may be deemed to be affiliates of management. Management believes that all commissions payable to such persons or other affiliates of management will be reasonable and consistent with industry standards.

The Company may appraise loans at a value that is materially different from the value ultimately realized

The Company makes and values loans, in part, on the basis of information and data gathered from independent appraisal professionals. Although management evaluates all such information and data and may seek independent corroboration when appropriate and reasonably available, management is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information may not be available. It is possible that the appraised value of a loan may differ materially from the actual value ultimately realized by the Company with respect to such loan.

The Company’s loan strategy will likely be concentrated which could lead to increased risk

Due to the nature of the Company’s collateralized loan strategy, the Company’s portfolio will likely be concentrated in a limited number of loan investments. Thus, the Company’s investors will have limited diversification. In addition, if the Company makes an investment in a single transaction with the intent of refinancing or selling a portion of the investment, there is a risk that the Company will be unable to successfully complete such a financing or sale. This could lead to increased risk as a result of the Company having an unintended long term investment and reduced diversification.

The Company may make investment in foreign countries which may lead to additional risks not inherent to domestic lending

The Company may make investments in foreign countries, some of which may prove to be unstable. As with any investment in a foreign country, there exists the risk of adverse political developments, including nationalization, acts of war or terrorism, and confiscation without fair compensation. Furthermore, any fluctuation in currency exchange rates will affect the value of investments in foreign securities or other assets and any restrictions imposed to prevent capital flight may make it difficult or impossible to exchange or repatriate foreign currency. In addition, laws and regulations of foreign countries may impose restrictions or approvals that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Company. Management will analyze risks in the applicable foreign countries before making such investments, but no assurance can be given that a political or economic climate, or particular legal or regulatory risks, might not adversely affect an investment by the Company.

The Company may make collateralized real estate loans which may subject the Company to certain risks associated with the real estate industry

The Company may make loans collateralized by real estate. Therefore, an investment in the Company may be subject to certain risks associated with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that the Company’s investments, or the assets of underlying or collateralizing the Company’s investments, are concentrated geographically, by property type or in certain other respects, the Company may be subject to certain of the foregoing risks to a greater extent.

If third parties default or enter bankruptcy the Company could suffer losses

The Company may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, the Company could suffer losses if counterparty to a transaction were to default or if the market for certain securities and/or financial instruments were to become illiquid. In addition, the Company could suffer losses if there were a default or bankruptcy by certain other third parties, including brokerage firms and banks with which the Company does business, or to which securities have been entrusted for custodial purposes.

Owning our Company’s securities could expose you to certain risks related to security ownership

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxly Act of 2002 and related rules and regulations, are creating uncertainty for public companies. We are presently evaluating and monitoring developments with respect to new and proposed rules and cannot predict or estimate the amount of the additional compliance costs we may incur or the timing of such costs. These new or changed laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and as a result, their application in practice may evolve over time as new guidance is provided by courts and regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.

Maintaining appropriate standards of corporate governance and public disclosure may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. In addition, if we fail to comply with new or changed laws, regulations and standards, regulatory authorities may initiate legal proceedings against us and our business and our reputation may be harmed.

Stock price volatility may result in losses to our shareholders

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies quoted on the Over-The-Counter Bulletin Board, the stock market in which shares of our common stock will be quoted, generally have been very volatile and could fluctuate widely in response to may of the following factors:

•

Variations in our operating results;

•

Changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•

Changes in operating and stock price performance of other companies in our industry;

•

Additions or departures of key personnel; and

•

Future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock. In the past, following periods of volatility in the market price of a public company’s securities, securities class action litigation has often been initiated.

By becoming a public company we will incur increased costs and compliance risks

As a public company, we will incur significant legal, accounting and other expenses that OFCI did not incur as a private company prior to the Share Purchase Agreement and Share Exchange.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes Oxley Act of 2002, as well as new rules implemented by the SEC and the National Association of Securities Dealers (“NASD”). We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Section 404 requires management of public companies to evaluate the effectiveness of such internal controls and the evaluation to be performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. There can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or resulting management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on the Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Failure to maintain adequate internal controls could impair our ability to provide accurate financial statements and comply with the requirements of the Sarbanes-Oxley act of 2002, which could cause our stock price to decrease substantially

Since, prior to the Share Exchange Transaction, Omega Capital Funding operated as a private company without public reporting obligations, and it had committed limited personnel and resources to the development of the external reporting and compliance obligations that would be required of a public company. Recently, we have taken measures to address and improve our financial reporting and compliance capabilities and we are in the process of instituting changes to satisfy our obligations in connection with joining a public company, when and as such requirements become applicable to us. Prior to taking these measures, we did not believe we had the resources and capabilities to do so. We plan to obtain additional financial and accounting resources to support and enhance our ability to meet the requirements of being a public company. We will need to continue to improve our financial and managerial controls, reporting systems and procedures, and documentation thereof. If our financial and managerial controls, reporting systems or procedures fail, we may not be able to provide accurate financial statements on a timely basis or comply with the Sarbanes-Oxley Act of 2002 as it applies to us. Any failure of our internal controls or our ability to provide accurate financial statements could cause the trading price of our common stock to decrease substantially.

Our common shares are thinly traded and, you may be unable to sell at or near ask prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate such shares

As of September 18, 2007, the Company’s trading symbol was changed to “OCFN.”

We cannot predict the extent to which an active public market for its common stock will develop or be sustained. Our common shares have historically been sporadically or “thinly-traded” on the “Grey Market,” meaning that the number of persons interested in purchasing our common shares at or near bid prices at any given time may be relatively small or non-existent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company with a small and thinly traded “float” and lack of current revenues that could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

The market for our common shares is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. The volatility in our share price is attributable to a number of factors. First, as noted above, our common shares are sporadically and/or thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by its shareholders may disproportionately influence the price of those shares in either direction. The price for its shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Secondly, an investment in our company is a speculative or “risky” investment due to our lack of revenues or profits to date and uncertainty of future market acceptance for current and potential products. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends

We presently do not anticipate that we will pay any dividends on any of our capital stock in the foreseeable future. The payment of dividends, if any, would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends in the foreseeable future.

The application of the "penny stock" rules could adversely affect the market price of our common stock and increase your transaction costs to sell those shares

As long as the trading price of our common shares is below $5 per share, the open-market trading of our common shares will be subject to the "penny stock" rules. The "penny stock" rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of securities and have received the purchaser's written consent to the transaction before the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the broker-dealer must deliver, before the transaction, a disclosure schedule prescribed by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. These additional burdens imposed on broker-dealers may restrict the ability or decrease the willingness of broker-dealers to sell our common shares, and may result in decreased liquidity for our common shares and increased transaction costs for sales and purchases of our common shares as compared to other securities.

Volatility in our common share price may subject us to securities litigation

The market for our common stock is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

Past activities of the company and our affiliates may lead to future liability

Prior to our entry into the Share Purchase Agreement and Share Exchange on September 14, 2007, we engaged in businesses unrelated to its current operations. Although the Company is providing certain indemnifications against any loss, liability, claim, damage or expense arising out of or based on any breach of or inaccuracy in any of their representations and warranties made regarding such acquisition, any liabilities relating to such prior business against which we are not completely indemnified may have a material adverse effect on us.

We may need additional capital, and the sale of additional shares or other equity securities could result in additional dilution to our shareholders

We believe that our current cash and cash equivalents, anticipated cash flow from operations will be sufficient to meet our anticipated cash needs for the near future. We may, however, require additional cash resources due to changed business conditions or other future developments, including any investments or acquisitions we may decide to pursue. If our resources are insufficient to satisfy our cash requirements, we may seek to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity securities could result in additional dilution to our shareholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict our operations. We cannot assure you that financing will be available in amounts or on terms acceptable to us, if at all.

CONTROLS AND PROCEDURES

Evaluation of disclosure controls and procedures

Under the supervision and with the participation of the Company's management, including the Company's Principal Executive Officer and Principal Financial Officer, the Company conducted an evaluation of the effectiveness of the design and operations of its disclosure controls and procedures, as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "any transaction, agreement or other contractual arrangement to which an Exchange Act"), as of the end of the period covered by this report. Based on their evaluation, our Principal Executive Officer and Principal Financial Officer concluded that our disclosure controls and procedures were effective such that the material information required to be included in our Securities and Exchange Commission ("SEC") reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms relating to Omega Commercial Finance Corporation, and was made known to them by others within those entities, particularly during the period when this report was being prepared. (b) Changes in internal controls. There were no significant changes in our internal controls or to our knowledge, in other factors that could significantly affect our disclosure controls and procedures subsequent to the evaluation date.

Defaults Upon Senior Securities

None.

Code Of Ethics

The Board of Directors has established a written code of ethics that applies to the Company’s Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics was filed as an exhibit to the Company’s annual report on Form 10-KSB on April 20, 2007. (Commission File Number 0-8447).

Section 16(a) beneficial ownership compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively.  Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.  Based on our review of the copies of such forms received by us, and to the best of our knowledge, other than reported in our annual report on Form 10-KSB filed on April 20, 2007, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

BOARD OF DIRECTORS

Mr. Jon S. Cummings IV, Chairman & President

Jon S. Cummings IV, 38. Jon is responsible for the day to day operation in conjunction with the CEO, including communications to employ additional personnel in the future, such as real estate annalist, surveyors, licensed appraiser, and real estate brokers. Additionally, he is responsible to over see the internal underwriting department to achieve the maximum value in the origination and lending of the investment proceeds. Jon graduated from Ohio University in 1994 with BS dual major in Pre-Law & History. Jon spent the majority of is post gradated years working for his father’s company in the construction management and budgeting in the commercial real estate development and residential building industry. Jon had overseen an estimated one hundred plus million dollars of projects both internationally and domestically.  Currently he is the President/CEO of Omega Capital Funding LLC which specializes in underwriting commercial real estate projects for institutional capitalization organization that either co-invest, participated, joint venture, and or syndicate loans.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date.  In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors. Further, we are not a "listed company" under SEC rules and thus we are not required to have a compensation committee or a nominating committee.

We do not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. Our board of directors believes that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. We do not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our Chief Executive Officer at the address appearing on the face page of this Current Report.

EXECUTIVE COMPENSATION

Summary of Executive Officer’s Compensation: Omega Commercial Finance Corp.

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as an Omega Commercial Finance Corp.’s principal executive officer during the period ended August 31, 2007; (ii) each other individual that served as an Omega Capital Funding LLC’s executive officer at the conclusion of the fiscal year ended July 31, 2006 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “Omega named executives”).

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Jon S. Cummings IV President	07	0	-	-	-

Currently, the Company has no month-to-month arrangements for management services with Jon S. Cummings IV.

Summary Compensation of Executive Officers – Omega Capital Funding LLC

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as Omega Capital Funding, LLC’s principal executive officer during Omega Capital Funding LLC’s last completed fiscal year; (ii) each other individual that served as an executive officer of Omega Capital Funding LLC at the conclusion of the fiscal year ended December 31, 2006 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “Omega Capital Funding LLC named executives”).

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Jon S. Cummings IV Chief Executive Officer & President	2006	100,000	-	-	-	100,000

Omega Capital Funding LLC did not have any formal employment agreements with its officers.

Outstanding Equity Awards at Fiscal Year-End

None

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 100,000,000 Common Shares, $0.001 par value per share 10,000,000 shares of preferred stock at a par value of $5.00 per share.

Common Stock

As of September 18, 2007, 14,300,000 shares of Common Stock are issued and outstanding.  Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.  Holders of common stock do not have cumulative voting rights.  Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors.  The presence, in person or by proxy, of shareholders holding at least fifty-one (51%) percent of the shares entitled to vote shall be necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds.  In the event of liquidation, dissolution or corporate wind up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We have authorized 10,000,000 shares of preferred stock at a par value of $5.00 per share. We currently have no shares of preferred stock issued and outstanding.

PROPERTY

Omega Capital Funding LLC currently rents office space from SRI Miami Ventures LP.  The 5 year lease was signed in 2005; their location is secure until 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

Our capitalization consists of 100,000,000 Common Shares, $0.01 par value per share, and 10,000,000 share of Preferred Stock, $5.00 par value. As of September 18, 2007, 14,300,000 shares of Common Stock are issued and outstanding. The following table utilizes this number as the denominator in setting forth information as of the date of this report: (i) each person who is known by us to own beneficially more than 5% of our outstanding Common Stock; (ii) each of our executive officers, directors and key employees; and (iii) all executive officers and directors as a group.  Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within sixty (60) days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares of Common Stock shown.

The following table sets forth information known to the Company with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding common stock of the Company immediately after the effectiveness of the Share Exchange on July 25, 2007 by (1) each person known by the Company to beneficially own 5% or more of the Company’s outstanding common stock, (2) each named executive officer (as defined in Item 402(a)(2) of Regulation S-B promulgated under the Securities Act of 1933, as amended), (3) each of the Company’s directors and (4) all of the Company’s named executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Name of Beneficial Owner	Number of Shares of Preferred Stock Beneficially Owned	Percent of Preferred Stock	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock
Omega Capital Funding, LLC So. Biscayne Blvd Suite 4450 Miami, Fl 33131	0	0	12,000,000	83.92%
Jon S. Cummings IV So. Biscayne Blvd Suite 4450 Miami, Fl 33131	0	0	1,275,100	8.92%

LEGAL PROCEEDINGS

Unifund Case

Th e Company recently settled a breach of contract civil suit filed by Unifund , regarding the termination of a Final Agreement ..

Paxton Case

Th e Company is a defendant in a civil fraud case filed by Paxton (“Plaintiff”) regarding an agreement for a Purchase and Lease Buyback Program to acquire a parcel of land in Lithonia, GA. The case is in the discovery stage and its final outcome can not be ascertained as of this time.

UNREGISTERED SALE OF EQUITY SECURITIES

On September 14, 2007, as described under Item 2.01 above, pursuant to a Share Purchase Agreement and Share Exchange, executed by and among OCF CORP, OCFI and the Shareholders of OFCI, OCF CORP acquired OCFI. OCFI become a wholly owned subsidiary of OCF CORP and in connection therewith, 12,000,000 shares of OCF COR was issued to the Shareholders.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the issuance of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investors are “accredited investors” and/or qualified institutional buyer, the Investors have access to information about the Company and its investments, the Investors will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

CHANGES IN CONTROL OF REGISTRANT

As explained more fully in Item 2.01, in connection with the execution of a Share Purchase Agreement and Share Exchange by and among OCFI Group, OCFI is now a wholly owned subsidiary of OCF CORP.

The closing of the transaction under the Share Purchas Agreement and Share Exchange, which resulted in the change of control of the registrant, occurred on September 14, 2007.  A copy of the Share Purchase Agreement and Share Exchange is included as Exhibit 2.1.

Item 4.01

Change of Auditor

Effective on September 14, 2007, the Board of Directors terminated the services of our principal independent auditor, Turner, Stone, & Company, L.L.P. of Dallas, Texas (the “Former Accountant”) based on the change in control of the Company.

In the Former Accountant’s principal accountant reports on the registrant’s financial statements for each of the past two years, no adverse opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. Our Former Accountant’s report on the registrant’s financial statements for the years-ended December 31, 2006 and 2005, as reported in the registrant’s Form 10-KSB filed with the Securities and Exchange Commission on April 20, 2007, contained an additional paragraph concerning uncertainty as to the registrant’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. Our Former Accountant’s report on the registrant’s financial statement for years ended December 31 2006 and 2005, as reported in the registrant’s Form 10-KSB filed with the Securities and Exchange Commission on April 20, 2007, contained a disclaimer paragraph concerning uncertainty as to the registrant’s ability to continue as a going concern.

The change in auditor was recommended and approved by the registrant’s Board of Directors.

During the fiscal year ended December 31, 2006 and any interim period preceding such dismissal, the registrant is not aware of any disagreements with the Former Accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

The registrant is not aware of any reportable events (as defined in Item 304 (a) (1) (B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

The registrant has engaged Hawkins Accounting, CPA of Los Angeles, California (the “New Accountant”), as its new independent registered public accounting firm effective on September 14, 2007. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted with the New Accountant regarding either:

The application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the registrant that the registrant considered an important factor in reaching a decision as to the accounting or financial reporting issue; or

Any matter that was either the subject of a disagreement or event (as defined in Regulation S-B, Item 304 (a) (1) (B).

We have requested that Letter from Turner, Stone & Company, LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

Item 5.06	Change in Shell Company Status

Management has determined at, as of the closing of the share exchange agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.  Please refer to Item 2.01 of this current report for a detailed description of the share exchange agreement and the business of our company following the closing date.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Share Purchase Agreement and Share Exchange dated September 14, 2007, among, Omega Capital Funding, Inc. and Belmont Partners LLC.
23.1	Consent of Independent Auditor
16.1	Letter from Turner, Stone & Company, LLP
99.1	Audited Consolidated Financial Statements of Omega Capital Funding as of December 31, 2006 and 2005
99.2	Unaudited Condensed Consolidated Financial Statements of Omega Capital Funding as of June 30, 2007 and 2006 for the three months ending June 30, 2007 and 2006.
99.3

Unaudited Pro Forma Condense Consolidated Balance Sheet at June 30, 2007, Unaudited Pro Forma Condensed Consolidated Statement of Income/(Loss) and Comprehensive Income/(Loss) for the six months ended June 30, 2007, Unaudited Pro Forma Condensed Consolidated Statement of Income/(Loss) and Comprehensive Income/(Loss) for the year ended December 31, 2006 for Omega Capital Funding and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA COMMERCIAL FINANCE CORPORATION

Dated: October 29, 2007

By:

/s/ Jon S. Cummings, IV

Jon S. Cummings, IV

Chief Executive Officer, President and Director